                    RESTATED BRIDGE LOAN FINANCING AGREEMENT

       THIS RESTATED BRIDGE LOAN FINANCING AGREEMENT ("Financing Agreement") is dated as of October 18, 1999, by and between XYBERNAUT CORPORATION, a Delaware corporation, with headquarters located at 12701 Fair Lakes Circle, Suite 550, Fairfax, Virginia 22033 (the "Company"), and CRYSTALITE INVESTMENTS LTD., having an office at 111 Arlosorov Street, Tel Aviv, Israel (the "Investor").

                               W I T N E S S E T H

       WHEREAS, the Company wishes to induce the Investor to loan to the Company, and the Investor is willing to loan to the Company, subject to the terms and conditions set forth herein, up to One Million ($1,000,000) Dollars.

       NOW, THEREFORE, for and in consideration of the premises and the mutual agreement contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. LOAN. Subject to the terms and conditions set forth herein, the Investor shall loan to the Company One Million ($1,000,000) Dollars (the "Loan") in one or more installments, by delivery of such amount to the Company in same day U.S. funds by wire transfer to an account designated by the Company.

       2. NOTE. The terms of the Loan shall be set forth in and evidenced by one or more Secured Promissory Note in substantially the form attached hereto as Exhibit A in the aggregate amount of One Million ($1,000,000) Dollars, payable to the order of the Investor or its assignees (the "Notes").

       3.     MUTUAL DELIVERIES.

              (a) Upon the delivery by the Investor of the loan proceeds from time to time, as provided in Section 1 above, the Company shall deliver to the Investor the Notes.

              (b) The Company shall also deliver, or cause to be delivered, the original or execution copies of the following instruments and agreements duly executed by all parties thereto other than the Investor (together with the Notes - the "Related Agreements"):

                     (i) this Agreement with the Security Interest Provisions (Exhibit A); (ii) the Xybernaut Common Stock Purchase Warrants for 1,000,000 shares in the form attached hereto as Exhibit B (the "Warrants"); and

                     (iii) the opinion of counsel in the form annexed hereto as Exhibit C.

       4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Investor that:

              (a) The Company has the corporate power and authority to enter into this Financing Agreement and the Related Agreements and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Financing Agreement and the Related Agreements and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. This Financing Agreement and the Related Agreements have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against it in accordance with their respective terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable).

              (b) The execution, delivery and performance by the Company of this Financing Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Company which breach or default could reasonably by expected to have a material adverse effect on the Company.

              (c) Except as set forth in Schedule 4(d) hereto, the Company is in material compliance with all applicable laws, regulations, judgments, decrees and orders material to the conduct of its business.

              (d) Except as set forth in Schedule 4(d) hereto, there is no pending, or to the knowledge of the Company, threatened, judicial, administrative or arbitral action, claim, suit, proceeding or investigation which might affect the validity or enforceability of this Financing Agreement or the Related Agreements or which involves the Company and which if adversely determined, could reasonably be expected to have a material adverse effect on the Company.

              (e) No consent or approval of, or exemption by, or filing with, any party or governmental or public body or authority is required in connection with the execution, delivery and performance under this Financing Agreement or the Related Agreements or the taking of any action contemplated hereunder or thereunder.

              (f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its current ownership or leasing of any properties or its ownership or leasing of any properties or the character of its operations as currently conducted requires such qualification or licensing, except where the failure to be so qualified would not have a material adverse effect on the Company. The Company has all corporate power and authority, and has obtained all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies necessary to own or lease its properties and conduct its business other than those authorizations, approvals and such other documents the lack of which could not reasonably be expected to have a material adverse effect on the Company.

              (g) The execution, delivery and performance of this Agreement by the Company and the Related Agreements to be delivered hereunder and the consummation of the transactions contemplated hereby and thereby will not: (i) violate any provision of the Company's articles of incorporation or bylaws, (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise, give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which the Company or any of the Company's assets or properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body by which the Company, or the assets or properties of the Company are bound, (iv) to the Company's knowledge, violate any statute, law or regulation.

              (h) Except as set forth in Schedule 4(d) hereto, there has been no material change in the capitalization, assets, or liabilities of the Company since the issuance of the financial statements, for the period ending June 30, 1999, delivered to Investor.

       5. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants to the Company that:

              (a) The Investor has the corporate power and authority to enter into this Financing Agreement and the Related Agreements and to perform its obligations hereunder and thereunder. The execution and delivery by the Investor of this Financial Agreement and the Related Agreements and the consummation by the Investor of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Investor. This Financing Agreement and the Related Agreements have been duly executed and delivered by the Investor and constitute valid and binding obligations of the Investor, enforceable against it in accordance with their respective terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable).

              (b) The execution, delivery and performance by the Investor of this Financing Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Investor.

              (c) There is no pending, or to the knowledge of the Investor, threatened, judicial, administrative or arbitral action, claim, suit, proceeding or investigation which might affect the validity or enforceability of this Financing Agreement or the Related Agreements.

              (d) No consent or approval of, or exemption by, or filing with, any party of governmental or public body or authority is required in connection with the execution, delivery and performance under this Financing Agreement or the Related Agreements or the taking of any action contemplated hereunder or thereunder.

              (e) The Investor has prior substantial investment experience, including investment in non-listed and non-registered securities and has had the opportunity to engage the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company to the Investor in connection with this investment and to evaluate the merits and risks of this investment.

       6. COVENANTS OF THE COMPANY. The Company covenants and agrees that, so long as the Note shall be outstanding, except as otherwise required under the Related Agreements, the Company shall:

              (a) Promptly pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits, or upon any of its property, before the same shall become in default as well as all lawful material claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that it shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and the Company shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.

              (b) Pay, or cause to be paid, all material debts and perform, or cause to be performed, all material obligations promptly and in accordance with the respective terms thereof.

              (c) Implement and maintain a standard system of accounting in accordance with generally accepted accounting principles ("GAAP").

              (d)    Provide to the Investor the following:

                     (i) as soon as available after the end of each fiscal year of the Company, a consolidated balance sheet of the Company as at the end of that fiscal year and the related statement of earnings, stockholders' equity and changes in financial position of the Company for such fiscal year, in accordance with GAAP and audited by independent certified public accountants of recognized standing; and

                     (ii)   as soon as available and in any event within ninety
(90) days after the end of each of the first three quarters of each fiscal year (commencing the quarter ending September 30, 1999), an unaudited consolidated balance sheet of the Company as of the end of that quarter, and the related unaudited statement of earnings of the Company for the period from the beginning of that fiscal year to the end of that quarter, certified by the principal financial officer of the Company as having been prepared in accordance with GAAP, subject to normal year-end adjustments.

              (e) Do, or cause to be done, all things that may be necessary to (i) maintain its due organization, valid existence and good standing under the laws of its state of incorporation; (ii) preserve and keep in full force and effect all qualifications, registrations and licenses in those jurisdictions in which the failure to do so could or would have a material adverse effect; (iii) maintain its power or authority to carry on its business as now conducted; and (iv) use its best efforts to keep available the services of its key present employees and agents and maintain its current relations with suppliers, customers, distributors and joint venture partners (subject to the business judgment of executive management).

              (f) At all times maintain, preserve, protect and keep material property used and useful in the conduct of its business in good repair, working order and condition (subject to normal wear and tear), and from time to time make all needful and proper repairs, renewals, replacements, betterment and improvements thereto, so that the business carried on in connection therewith may be properly conducted at all times.

              (g) Keep adequately insured all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations.

              (h) At all reasonable times upon the Investor's request and upon advance notice to the Company and for good reason, permit representatives designated by the Investor to have access to the books and records relating to the operations and procedures of the Company (subject to execution of confidentiality undertakings).

              (i) Not assume, guaranty or otherwise, directly or indirectly, become liable or responsible for the obligations of any other person or entity, except for 75% or greater owned subsidiaries, for the purpose of paying or discharging the obligations of such person or entity unless such guarantees relate to the business of the Company, are incurred in the ordinary course of its business and do not exceed in the aggregate $100,000.

              (j) Not declare or pay any cash dividends or authorize or make any other distribution on any class of equity securities of the Company, except for the Series D and Series E Convertible Preferred Stock.

              (k) Not consolidate with or merge with or into any entity or sell, lease, transfer, exchange or otherwise dispose of any material part of its properties and assets except in the ordinary course of business, however, the Company may engage in any of the foregoing transactions with a parent or subsidiary of the Company so long as such parent or subsidiary is no less creditworthy than the Company and such parent or subsidiary assumes the obligations of the Company hereunder.

              (l) To pay to the Investor, fifty (50%) percent of the proceeds (after related expenses) in excess of $1,000,000 from any and all financings, whether in the form of debt or equity.

       7. ASSIGNMENT. This Financing Agreement and the Related Agreements may be assigned by the Investor to transferees or assignees of the Note, provided that the Company consents to the assignment, which consent will not be unreasonably withheld, and that the Company is, prior to or simultaneously with such transfer, furnished with written notice of the name and address of such transferee or assignee, and such assignee agrees in writing to be bound by the terms hereof and provided further that, if the Note is only assigned or transferred in part, then such assignment shall only be made in part on an appropriate proportionate basis. If there is a conflict between this provision and any provision of the Related Agreements, this provision shall govern.

       As a condition to any such assignment, the assignee shall warrant, represent and acknowledge to the Company and to the Investor that: (i) such assignee has adequate means of providing for its current needs and possible contingencies, and anticipates no need now or in the foreseeable future to sell its shares of Common Stock, (ii) such assignee has had an opportunity to ask questions of and receive answers from the Company concerning its investment as evidenced by the Loan and Warrant (hereinafter referred to as the "Investment") in the Company, and all such questions have been answered to its full satisfaction, (iii) such assignee intends to hold the Warrant, and any shares of the Common Stock issued upon the exercise of the Warrant, of the Company for its own account for investment, and not with a view toward any resale or other distribution of such Common Stock, (iv) the Investment in the Company involves a high degree of risk, no tax advantages will result from the Investment in the Company, and such assignee must be able to bear the economic risk of complete loss of the Investment in the Company, (v) such assignee has received no representations and warranties from Company other than those otherwise set forth herein, and (vi) such assignee has the knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the Investment, provided, however, if such assignee does not have such knowledge and experience, such assignee has consulted with an attorney, accountant or other financial consultant or advisor, as its Purchaser Representative, and such person is capable of evaluating the risk of the Investment and of so advising such assignee thereof.

       8. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, by (a) advance copy by fax, and (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:       XYBERNAUT CORPORATION
               12701 Fair Lakes Circle
               Suite 550
               Fairfax, Virginia 22033
               ATT: Mr. Steven Newman, Vice Chairman
               Telephone No.: (703) 631-6925
               Facsimile No.:  (703) 631-6734
               with a copy to:

               Parker Chapin Flattau & Klimpl, LLP
               1211 Avenue of the Americas
               New York, New York 10036
               ATTN: Martin Eric Weisberg, Esq.
               Telephone No.: (212) 704-6000
               Facsimile No.:  (212) 704-6288

PURCHASER:     At the address set forth on the signature page of this Agreement.

ESCROW AGENT:  Krieger & Prager, Esqs.
               39 Broadway, Suite 1440
               New York, New York 10006
               Telephone No.: (212) 363-2900
               Facsimile No.: (212) 363-2999

       9. SEVERABILITY. If a court of competent jurisdiction determines that any provision of this Financing Agreement is invalid, unenforceable or illegal for any reason, such determination shall not affect or impair the validity, legality and enforceability of the other provisions of this Financing Agreement. If any such invalidity, unenforceability or illegality of a provision of this Financing Agreement becomes known or apparent to any of the parties hereto, the parties shall negotiate promptly and in good faith in an attempt to make appropriate changes and adjustments to such provision specifically and this Financing Agreement generally to achieve as closely as possible, consistent with applicable law, the intent and spirit of such provision specifically and this Financing Agreement generally.

       10. EXECUTION IN COUNTERPARTS. This Financing Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute the same Financing Agreement.

       11. The Company shall pay all fees and disbursements of the Investor with respect to the preparation and enforcement of this Agreement and the Related Agreements.

       12. GOVERNING LAW. This Agreement and the Related Agreements shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

       13. RESTATED AGREEMENT. As hereby restated, this Agreement supercedes any prior agreement between the parties with respect to the subject matter hereof, and the Notes heretofore delivered pursuant to this Agreement shall be deemed amended in accordance with the provisions hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties have executed this Bridge Loan Financing Agreement as of the date first written above.

                                   XYBERNAUT CORPORATION

                                   By:
                                       --------------------------------------
                                          Name: Steve Newman
                                          Title: Vice Chairman

                                   CRYSTALITE INVESTMENTS LTD.

                                   By:
                                       --------------------------------------
                                          Name:
                                          Title:

                                                        Exhibit A to Bridge Loan
                                                        Financing Agreement


                                  FORM OF NOTE

       THIS NOTE HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

No. ___________                                           US $_________

                              XYBERNAUT CORPORATION

                   RESTATED 8% SECURED NOTE DUE MARCH 31, 2000

       THIS Note is one of a duly authorized issue of up to $1,000,000 of XYBERNAUT CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company") designated as its 8% Secured Notes.

       FOR VALUE RECEIVED, the Company promises to pay to CRYSTALITE INVESTMENTS LTD., the registered holder hereof (the "Holder"), the principal sum of ________________________________ Dollars (US $___________) on ______________,
and to pay interest on the principal sum outstanding from time to time in arrears on ______________ (the "Maturity Date"), at the rate of 8% per annum accruing from the date of initial issuance of this Note (the "Issue Date"). Accrual of interest shall commence on the first such business day to occur after the date hereof and shall continue until payment in full of the principal sum has been made or duly provided for. The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Note on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Note as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Note Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check plus any amounts so deducted.

       This Note is subject to the following additional provisions:

       1. This Note is issuable in denominations of Ten Thousand Dollars (US$10,000) and integral multiples thereof at the request of the holder. This
Note is exchangeable for an equal

                                                        Exhibit A to Bridge Loan
                                                        Financing Agreement


aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

       2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

       3. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

       4. Subject to the terms of the Bridge Loan Financing Agreement dated as of October 18, 1999 (the "Agreement") as restated, between the Company and the Holder (or the Holder's predecessor in interest), no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct obligation of the Company.

       5. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

       6.     The Holder of the Note, by acceptance hereof, agrees that this
Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

       7. This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this

                                                        Exhibit A to Bridge Loan
                                                        Financing Agreement


Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

       8.     The following shall constitute an "Event of Default":

              a. The Company shall default in the payment of principal or interest on this Note and same shall continue for a period of five (5) days; or

              b. Any of the representations or warranties made by the Company herein, in the Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Note or the Agreement shall be false or misleading in any material respect at the time made; or

              c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of this Note (as defined in the Agreement, which term includes this Note) and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

              d. The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under the Agreement, and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

              e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

              f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within ninety (90) days after such appointment; or

              g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within ninety (90) days thereafter; or

              h. Any money judgment (other than as set forth on Schedule 4(d) to the Agreement), writ or warrant of attachment, or similar process in excess of

                                                        Exhibit A to Bridge Loan
                                                        Financing Agreement


                     Two Hundred Thousand ($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of ninety (90) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

              i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within ninety
                     (90) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

              j. The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of two trading days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider the Redemption Amount of this Note immediately due and payable within five (5) days of notice, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

       9. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

       10. The obligation of the Company for payment of principal, interest and all other sums hereunder is secured by Security Interest Provisions between the Company and the Holder as set forth in the Annex to the Bridge Loan Financing Agreement.

       IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: ________________, 1999

                                         XYBERNAUT CORPORATION

                                                        Exhibit A to Bridge Loan
                                                        Financing Agreement


                                         By:
                                            -----------------------------------

                                         --------------------------------------
                                         (Print Name)

                                         --------------------------------------
                                         (Title)